UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: February 26, 2015

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2015, OurPet’s Company issued a press release and other financial information regarding its 2014 fourth quarter results. The press release and other financial information are attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On February 26, 2015, Dr. Steven Tsengas, CEO, and Scott R. Mendes, CFO, hosted a teleconference with investors and analysts. A digital replay of the conference call is available at the following link: http://www.ourpets.com/upkeep/. A transcript of our presentation is also posted on the Company’s website at http://www.ourpets.com/02-26-15-2014-fourth-quarter-conference-call-transcript-now-available and attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	OurPet’s Company press release dated February 26, 2015 and other financial information

99.2	Transcript of the Company’s February 26, 2015 presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2015	OurPet’s Company

	By:	/s/ Scott R. Mendes
Scott R. Mendes, Chief Financial
Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	OurPet’s Company press release dated February 26, 2015 and other financial information

99.2	Transcript of the Company’s February 26, 2015 presentation